SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  April 5, 2004




                                The Stanley Works
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


  Connecticut                        1-5224                      06-0548860
---------------                   -------------              -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


1000 Stanley Drive, New Britain Connecticut                        06053
-------------------------------------------                      ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (860) 225-5111
                                                               --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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

Item 5.     Other Events.

Institutional Shareholder Services ("ISS") requested that The Stanley Works ("Stanley") provide ISS with additional information about tax fees that Stanley reported in its March 29, 2004 Proxy Statement for its 2004 Annual Meeting of Shareholders. ISS further requested that Stanley publish this information either in a Form 8-K filing or in a press release. The following is the information we provided to ISS:



                        FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by Ernst & Young LLP for services rendered in 2003:


Audit Fees                                                          $  795,000
Audit-Related Fees                                                   1,955,000
Tax Fees:  Preparation and Compliance                                  584,000
                                                                    ----------
Total Audit, Audit Related and
  Tax Preparation and Compliance Fees                               $3,334,000
                                                                    ==========

Other Non-audit Fees:
  Tax Fees:  Planning and Consulting                                $2,351,000
  All Other Fees                                                           -0-
                                                                    ----------
Total Other Fees                                                    $2,351,000
                                                                    ==========

TOTAL FEES                                                          $5,685,000
                                                                    ==========





















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

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        THE STANLEY WORKS



Date:  April 5, 2004                    By:     /s/ Bruce H. Beatt
                                        -----------------------------------
                                        Name:   Bruce H. Beatt
                                        Title:  Vice President, General
                                                Counsel and Secretary





































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